UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 2, 2019

Consumer Capital Group, Inc.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  000-54998

DELAWARE	26-2517432
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1125 Route 9W S
Nyack, NY 10960
(Address and zip code of principal executive offices)

(646) 346-3735
(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On October 2, 2019, the Chief Executive Officer and Chief Financial Officer of Consumer Capital Group, Inc. (the “Company”), acting in lieu of the Board of Directors, determined that the Company’s previously issued financial statements and related disclosures for the fiscal quarters ended March 31, 2019 and June 30, 2019 (collectively, the “Relevant Periods”) should no longer be relied upon because of certain misstatements contained those financial statements and that the financial statements for the Relevant Periods should be restated.

The Company concluded that the financial statements contained in each of its periodic reports for the Relevant Periods contain errors, which may be material, related to the accounting for, and disclosure of, the effect of foreign currency transaction adjustments on the Company’s comprehensive loss. In its periodic reports for the Relevant Periods, the Company erroneously presented foreign currency translation adjustments as a gain or loss on its Condensed Consolidated Statements of Operations and Comprehensive Loss. In each case, these misstatements either erroneously increased or decreased the Company’s reported comprehensive loss for the Relevant Periods. The Company intends to file an amendment to each of its periodic reports for the Relevant Periods in order to restate its financial results for the periods covered by such reports as soon as practicable.

In the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, the Company erroneously presented foreign currency translation adjustments of $524,258 and $130,050 as gains on its Condensed Consolidated Statements of Operations and Comprehensive Loss for the three and six-month periods ended June 30, 2019, respectively. Such amounts should have been reflected as foreign currency translation adjustment losses. These corrections will result in an increase in the Company’s reported comprehensive loss for the three and six-month periods ended June 30, 2019.

In the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, the Company erroneously presented a foreign currency translation adjustment of $394,208 as a loss on its Condensed Consolidated Statements of Operations and Comprehensive Loss for the three-month period ended March 31, 2019. Such amount should have been reflected as a foreign currency translation adjustment gain. These corrections will result in a decrease in the Company’s reported comprehensive loss for the three-month period ended March 31, 2019.

The preliminary unaudited increase (decrease) in foreign currency translation adjustments and comprehensive income/(loss) for the misstatements for the Relevant Periods are expected to be as follows:

Period	Foreign Currency Translation Adjustment Gain/(Loss) as Previously Reported (Unaudited)	Adjustments	Foreign Currency Translation Adjustment Gain/(Loss) As Restated (Unaudited)
Three-Month Period Ended March 31, 2019	$(394,208)	$788,416	$394,208
Three-Month Period Ended June 30, 2019	524,258	(1,048,516)	(524,258)
Six-Month Period Ended June 30, 2019	130,050	(260,100)	(130,050)

Period	Comprehensive Loss as Previously Reported (Unaudited)	Adjustments	Comprehensive Loss As Restated (Unaudited)
Three-Month Period Ended March 31, 2019	$(1,004,681)	$788,416	$(216,265)
Three-Month Period Ended June 30, 2019	(428,319)	(1,048,516)	(1,476,835)
Six-Month Period Ended June 30, 2019	(1,433,000)	(260,100)	(1,693,100)

Period	Comprehensive Loss Attributable to Company as Previously Reported (Unaudited)	Adjustments	Comprehensive Loss Attributable to Company As Restated (Unaudited)
Three-Month Period Ended March 31, 2019	$(735,681)	$788,416	$52,735
Three-Month Period Ended June 30, 2019	(72,586)	(1,048,516)	(1,121,102)
Six-Month Period Ended June 30, 2019	(808,267)	(260,100)	(1,068,367)

Further, in connection with its review of its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2019 and June 30, 2109, the Company determined that similar errors were made in its accounting for, and disclosure of, the effect of foreign currency transaction adjustments on the Company’s comprehensive loss in its Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2018 and June 30, 2018 as well as in its Annual Report on Form 10-K for the year ended December 31, 2018. In such reports, the Company erroneously presented foreign currency translation adjustments as a gain or loss on its Condensed Consolidated Statements of Operations and Comprehensive Loss. However, based on its review of such periodic reports, the Company has concluded that the errors in presenting foreign currency translation adjustments in its periodic reports during the fiscal year ended December 31, 2018 are not material on an annualized basis. Therefore, the Company does not intend at this time to amend its Annual Report on Form 10-K for the year ended December 31, 2018. However, the Company wishes to report an amended and restated Consolidated Statements of Operations and Comprehensive Loss for the year ended December 31, 2018 to correct the errors in the financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2018. Accordingly, the Company is filing as Exhibit 99.1 to this Current Report on Form 10-K its consolidated financial statements for the year ended December 31, 2018 amended and restated to present the corrected Consolidated Statements of Operations and Comprehensive Loss.

As summary of the effect of the restatement of the consolidated statements of comprehensive loss for the year ended December 31, 2018 is as follows:

	For the Year Ended December 31, 2018
	As previously reported	Adjustments	As restated

Comprehensive Loss:
Net Loss	$(3,562,967)		$(3,562,967)

Foreign currency translation adjustment	73,987	$(147,974)	(73,987)

Comprehensive loss	(3,488,980)	(147,974)	(3,636,954)

Less: comprehensive income (loss) attributable to non-controlling interest	(1,579,638)		(1,579,638)
Comprehensive loss attributable to the Company	$(1,909,342)	$(147,974)	$(2,057,316)

As previously reported by the Company, its management had determined that material weaknesses exist in the Company’s internal control over financial reporting. Management has concluded that the errors described above resulted from the material weaknesses in the Company’s internal control over financial reporting. The Company’s executive management have discussed the matters described herein with the Company’s independent registered public accounting firm.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Consumer Capital Group, Inc.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and reports subsequently filed. Such reports are available on the Securities and Exchange Commission’s website (www.sec.gov). The Company. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

99.1*	Amended and Restated Consolidated Financial Statements of Consumer Capital Group, Inc. for the year ended December 31, 2018
101. INS**	XBRL Instance Document.
101. SCH**	XBRL Taxonomy Extension Schema Document.
101. CAL**	XBRL Taxonomy Extension Calculation Linkbase Document.
101. LAB**	XBRL Taxonomy Extension Label Linkbase Document.
101. PRE**	XBRL Taxonomy Extension Presentation Linkbase Document.
101. DEF**	XBRL Taxonomy Extension Definition Linkbase Document.

*	Filed herewith.
**	Submitted electronically herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSUMER CAPITAL GROUP, INC.

	By:	/s/ Crystal L. Chen
	Name:	Crystal L. Chen
	Title:	Chief Financial Officer
Date: October 8, 2019

4